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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                   FORM 8-K/A

                                 AMENDMENT NO. 2

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  MARCH 7, 2000
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                              TRAVELOCITY.COM INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


              DELAWARE                  000-30634                75-2855109
           (STATE OR OTHER         (COMMISSION FILE NO.)       (IRS EMPLOYER
JURISDICTION OF INCORPORATION)                               IDENTIFICATION NO.)



                              4200 BUCKINGHAM BLVD.
                                     MD 1400
                             FORT WORTH, TEXAS 76155
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (817) 963-2923



         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)




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ITEM 7. FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL STATEMENTS

(a)  Financial Statements of Business Acquired.

     On March 7, 2000, the transactions contemplated by the Agreement and Plan of Merger, dated as of October 3, 1999 and amended as of January 24, 2000, among us, Sabre Inc., Travelocity Holdings, Inc., a wholly-owned subsidiary of Sabre Inc., and Preview Travel, Inc., were consummated. As a result of these transactions, Preview Travel, Inc. was merged with and into us. A full description of these transactions is contained in our proxy statement/ prospectus dated February 4, 2000. The financial statements as of and for the year ended December 31, 1999 required to be filed by Item 7(a) of Form 8-K are filed herewith as Exhibit 99.1. The financial statements required for 1998 and 1997 are incorporated herein by reference from the Proxy Statement/Prospectus dated February 4, 2000.

     (b)  Pro Forma Financial Information.

         The pro forma financial information required to be filed by Item 7(b) of Form 8-K is filed herewith as Exhibit 99.2.

    (c) Exhibits.

         The following exhibits are filed herewith:


         Exhibit No.       Description of Exhibit
         -----------       ----------------------

             99.1          Consolidated Financial Statements of Preview Travel,
                           Inc. as of the year ended December 31, 1999 with Report of Independent Auditors.

             99.2 Unaudited Pro Forma Combined Condensed Balance Sheet of Travelocity.com Inc. and Preview Travel, Inc. as of December 31, 1999; and Unaudited Pro Forma
                           Combined Condensed Statements of Operations of
                           Travelocity.com Inc. and Preview Travel, Inc. for the year ended December 31, 1999.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     TRAVELOCITY.COM INC.


                                     By:  /s/ Andrew B. Steinberg
                                          ------------------------
                                     Name: Andrew B. Steinberg
                                     Title: Executive Vice President, General
                                            Counsel and Corporate Secretary

Date: March 31, 2000

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                                  EXHIBIT INDEX


         Exhibit No.       Description of Exhibit
         -----------       ----------------------


             99.1          Consolidated Financial Statements of Preview Travel,
                           Inc. as of the year ended December 31, 1999 with Report of Independent Auditors.

             99.2 Unaudited Pro Forma Combined Condensed Balance Sheet of Travelocity.com Inc. and Preview Travel, Inc. as of December 31, 1999; and Unaudited Pro Forma
                           Combined Condensed Statements of Operations of
                           Travelocity.com Inc. and Preview Travel, Inc. for the year ended December 31, 1999.





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